UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 31, 2025

Bolt Projects Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40223	86-1256660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2261 Market Street, Suite 5447 San Francisco, CA	94114
(Address of principal executive offices)	(Zip Code)
(415) 325-5912
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BSLK	The Nasdaq Stock Market LLC
Warrants, each 20 whole warrants exercisable for one share of Common stock at an exercise price of $230.00	BSLKW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 31, 2025, Bolt Projects Holdings, Inc. (the “Company”) received written notification from the Nasdaq Hearings Panel (the “Panel”) of the Nasdaq Stock Market LLC (“Nasdaq”) stating that, due to the Company’s having not met the terms of the Panel’s September 30, 2025 decision that the Company demonstrate compliance with the minimum equity standard requirement under Nasdaq Listing Rule 5550(b)(1) by December 31, 2025, the Company’s securities will be delisted from Nasdaq, and trading will be suspended at the open of trading on January 5, 2026.

The Company has 15 days after the date it received notice of the Panel’s decision to request that the Nasdaq Listing and Hearing Review Council (the “Council”) review the decision, or the Council may, on its own motion, determine to review the Panel’s decision within 45 calendar days after the Company was notified of the decision. The Company does not intend to appeal the Panel’s decision and expects Nasdaq will file a Form 25 with the SEC to delist the securities from Nasdaq and deregister the securities under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Following suspension of trading on Nasdaq, the Company expects its common stock will be eligible for quotation on the OTC Pink Market under its existing symbol, “BSLK” and its public warrants under the existing symbol “BSLKW.” The Company can provide no assurances that any broker-dealer will make a market in its common stock or public warrants or that trading levels, liquidity, or quotation prices will be maintained. The Company also cautions its stockholders and public warrant holders that trading on the OTC Pink Market may be subject to limited availability of information, reduced transparency and liquidity and greater volatility.

Forward-Looking Statements

This Current Report on Form 8-K (the “Form 8-K”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts contained in this Form 8-K, including, without limitation, statements regarding Nasdaq’s expected filing of a Form 25 with the SEC and eligibility of the Company’s common stock and public warrants for quotation on the OTC Pink Market. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “will” or the negatives of these terms or variations of them or similar terminology although not all forward-looking statements contain these words.

Forward-looking statements involve a number of risks, uncertainties, and assumptions, and actual results or events may differ materially from those projected or implied in those statements. Important factors that could cause such differences include, but are not limited to: substantial doubt as to the Company’s ability to continue as a going concern; the Company’s history of net losses and negative cash flows; the Company’s ability to generate sufficient cash to service its debt; the Company’s ability to meet the continued listing requirements of Nasdaq and remain listed on a national stock exchange; the Company’s ability to execute its business plan and adequately control its expenses or raise additional capital on favorable terms, if at all; the Company’s dependence on sales of b-silk™ and xl-silk™ products from its Vegan Silk Technology Platform; the Company’s reliance on a single or limited manufacturing partners and manufacturing facilities; reliance on manufacturing partners in regions that could be impacted by U.S. trade policy, including renegotiating or terminating existing trade agreements and leveraging tariffs; costs of and availability for its Vegan Silk Technology Platform products that are out of the Company’s control; the Company’s reliance on a single manufacturing partner and manufacturing facility for the production of its Vegan Silk Technology Platform product; pricing and availability for the Company’s Vegan Silk Technology Platform products; market acceptance by consumer product companies; the Company’s ability to protect adequately its patents and other intellectual property assets; government regulations and private party actions relating to the marketing and advertising of cosmetic products that include the Company’s Vegan Silk Technology Platform products or other products the Company develops; and the other risks and uncertainties discussed under the caption “Risk Factors” included in the Company’s final prospectus on Form 424(b)(3) filed with the SEC on September 30, 2025, as such factors may be updated from time to time in its other filings with the SEC, and accessible on the SEC’s website at www.sec.gov and the Company’s website at www.boltprojectsholdings.com.

The Company cautions you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth herein speak only as of the date they are made. The Company undertakes no obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs, except as otherwise required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLT PROJECTS HOLDINGS, INC.

Date: January 5, 2026	By:	/s/ Daniel Widmaier
	Name:	Daniel Widmaier
	Title:	Chief Executive Officer